Lord Abbett Fundamental Equity Fund

Supplement dated July 3, 2014 to the

Summary Prospectus dated March 1, 2014

The following replaces the subsection under “Management – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Sean J. Aurigemma, Portfolio Manager	2010

Please retain this document for your future reference.